SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      Bando McGlocklin Capital Corporation
                (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ]    No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)   Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

         2)   Form, Schedule or Registration Statement No.:

         3)   Filing Party:

         4)   Date Filed:

                                  [insert logo]





                                                   April 9, 2001


Dear Shareholder:

     On behalf of the Board of Directors and management of Bando McGlocklin Capital Corporation (the "Company"), we cordially invite you to attend the Annual Meeting of Shareholders of the Company, to be held at 4:00 p.m. on Thursday, May 3, 2001, in the South Grand Ballroom of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. A copy of the Company's Form 10-K is also included in this booklet. At the meeting we shall report on Company operations and the outlook for the year ahead.

     Your Board of Directors has nominated five persons to serve as directors, each of whom are incumbent directors. In addition, the Proxy Statement contains proposals to change the name of the Company to "The Middleton Doll Company" and to ratify or reject the selection of Virchow, Krause & Company, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2001.

     The Board of Directors recommends that you vote your shares for the director nominees, for the change of name to "The Middleton Doll Company" and to ratify the selection of Virchow, Krause & Company, LLP as the independent certified public accountants.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will ensure that your shares are represented at the meeting.

     We look forward with pleasure to seeing and visiting with you at the meeting.

                                         Very truly yours,

                                         BANDO McGLOCKLIN CAPITAL
                                         CORPORATION

                                         /s/ George R. Schonath

                                         George R. Schonath
                                         President and Chief Executive Officer

                                Bando McGlocklin

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 3, 2001

           TO THE SHAREHOLDERS OF BANDO McGLOCKLIN CAPITAL CORPORATION

     Notice is hereby given that the Annual Meeting of Shareholders of Bando McGlocklin Capital Corporation (the "Company"), will be held in the South Grand Ballroom of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, May 3, 2001 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

1. To elect five (5) directors, two (2) of whom will be elected by holders of the Preferred Stock, to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

2. To amend Article I of the Company's Articles of Incorporation to change the Company's name to "The Middleton Doll Company".

3. To ratify or reject the selection of Virchow, Krause & Company, LLP as the independent certified public accountants to audit the financial statements of the Company for the year ending December 31, 2001.

4. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponements thereof.

     The Board of Directors is not aware of any other business to come before the meeting. Shareholders of record at the close of business on March 21, 2001, are the shareholders entitled to vote at the meeting and any adjournments or postponements thereof.

                                         By Order of the Board of Directors

                                         /s/ George R. Schonath

                                         George R. Schonath
                                         President and Chief Executive Officer


Pewaukee, Wisconsin
April 9, 2001


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                Bando McGlocklin
                              W239 N1700 Busse Road
                         Waukesha, Wisconsin 53188-1160

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 3, 2001

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Bando McGlocklin Capital Corporation (the "Company") of proxies to be used at the annual meeting of shareholders which will be held in the South Grand Ballroom of the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin, on Thursday, May 3, 2001 at 4:00 p.m., and all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

Voting Rights and Proxy Information


     Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholders giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting. This proxy statement and the enclosed form of proxy are being mailed to shareholders on or about April 9, 2001.


     All shares of Common Stock and Preferred Stock represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the meeting in accordance with the instructions thereon. The shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as directors, FOR the amendment changing the Company's name to "The Middleton Doll Company", FOR the ratification of the selection of Virchow, Krause & Company, LLP (the "Independent Auditors") as the independent certified public accountants for the year ending December 31, 2001 and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. A majority of the shares of Common Stock, 6-2/3 cents par value (the "Common Stock"), and the Series A Adjustable Rate Cumulative Preferred Stock, $.01 par value (the "Preferred Stock"), as one class, present in person or represented by proxy and entitled to vote, shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum but will not affect the vote required for approval of the election of directors or any proposal. Other than the election of directors, the proposal to amend the Articles of Incorporation and the ratification of the Independent Auditors, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

     Only holders of record of Common Stock and Preferred Stock at the close of business on March 21, 2001, are entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. Holders of Preferred Stock are entitled to vote, as a separate voting class, for the election of two (2) directors of the Company. In addition to a quorum of the shares of Common Stock and Preferred Stock, as one class, a separate quorum representing a majority of the shares of Preferred Stock shall be necessary in connection with the voting for such directors. In addition, holders of Preferred Stock are entitled to vote with holders of Common Stock, as one voting class, for the election of the remaining three (3) directors of the Company, the amendment of the Articles of Incorporation and the ratification of the Independent Auditors. On March 21, 2001, the Company had outstanding and entitled to vote 3,727,589 shares of Common Stock and 674,191 shares of Preferred Stock. The record holder of each outstanding share is entitled to one vote.

     The Board of Directors would like to have all shareholders represented at the meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Company a later dated proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of the Company at or before the meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Susan J. Hauke, Secretary, at W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160.

                     Proposal No. 1 - ELECTION OF DIRECTORS

     At the Annual Meeting, the holders of Preferred Stock will elect, voting as a separate class, two (2) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the holders of Preferred Stock otherwise specify, the shares represented by the proxies received for the election of two (2) directors will be voted in favor of the election as directors of Robert A. Cooper and David A. Geraldson. The holders of the Common Stock and the Preferred Stock will elect, voting as one class, three (3) directors of the Company to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless the shareholders otherwise specify, the shares represented by the proxies received for the election of three (3) directors will be voted in favor of the election as directors of Peter A. Fischer, Salvatore L. Bando and George R. Schonath. Proxies of holders of Common Stock cannot be voted for more than three (3) persons and proxies of holders of Preferred Stock cannot be voted for more than five (5) persons. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as director if elected. However, in the event that any of the nominees should be unable or for good cause unwilling to serve, the shares represented by proxies received will be voted for substitute nominees selected by the Board. Directors will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors. Votes will be tabulated by inspectors of election appointed by the Board.

     The following table sets forth certain information, as of February 28, 2001, about the Board's nominees for election as directors of the Company. Except as otherwise noted, each nominee has engaged in the principal occupation or employment and held the offices shown for more than the past five years. The table provides information as of February 28, 2001, as to the age, principal occupation, background for at least the last five years and period of service as a director for each person.

----------------------------------------------------- ---------------------------------------
                                                              Principal Occupation;
                         Director                      Office, if any, Held in the Company;
           Name            Since            Age                Other Directorships
--------------------- ---------------- -------------- ---------------------------------------
Salvatore L. Bando         1999             57        Special Assistant to the President of
                                                      the Milwaukee Brewers from September,
                                                      1999 to the present. Senior Vice
                                                      President of Baseball Operations for the
                                                      Milwaukee Brewers from 1991 to 1999.
                                                      Director of InvestorsBancorp, a bank
                                                      holding company, from 1997 to 1999.
                                                      Previously a director of the Company
                                                      from 1980 until 1997 and an officer of
                                                      the Company from 1980 until 1991.


Robert A. Cooper           1987             74        Retired; formerly, Senior Vice President
                                                      of Dain Rauscher Incorporated (a
                                                      securities brokerage firm) from
                                                      September 1988 through 2000; Executive
                                                      Vice President and a Director of
                                                      Milwaukee Financial Group, Inc. (a
                                                      financial services holding company) from
                                                      its incorporation in 1986 until its
                                                      acquisition by Dain Bosworth
                                                      Incorporated in September 1988; Chairman
                                                      of the Board and Chief Executive Officer
                                                      of The Milwaukee Company (a securities
                                                      brokerage firm) from 1978 to September
                                                      1988.

Peter A. Fischer           1983             58        Associate Pastor of Portview Christian
                                                      Center, Port Washington, Wisconsin since
                                                      1992; a former Director, and from 1981
                                                      to 1989, the President and Chief
                                                      Executive Officer of Medalist
                                                      Industries, Inc. (a manufacturer of
                                                      industrial and consumer products).

                                                 3

----------------------------------------------------- ---------------------------------------
                                                              Principal Occupation;
                         Director                      Office, if any, Held in the Company;
           Name            Since            Age                Other Directorships
--------------------- ---------------- -------------- ---------------------------------------
David A. Geraldson         1983             70        President since 1993 and prior thereto
                                                      Secretary and Treasurer of Precision
                                                      Gears, Inc. (a manufacturer of gears,
                                                      splined shafts, speed reducers and worm
                                                      gear winches).

George R. Schonath         2001             60        President and Chief Executive Officer of
                                                      the Company since 1997; Chairman of the
                                                      Board and Chief Executive Officer of the
                                                      Company from 1983 to 1997; President,
                                                      Chief Executive Officer and director of
                                                      InvestorsBancorp, Inc. and InvestorsBank
                                                      since they were established in 1997
--------------------- ---------------- -------------- ---------------------------------------

     All of the Company's directors will hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. There are no arrangements or understandings between the Company and any other person pursuant to which any of the Company's directors have been selected for their respective positions.

     THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES THE HOLDERS OF PREFERRED STOCK TO VOTE "FOR" MESSRS. COOPER AND GERALDSON AND URGES EACH SHAREHOLDER TO VOTE "FOR" MESSRS. FISCHER, BANDO AND SCHONATH. SHARES REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL APPROPRIATE NOMINEES.

                               BOARD OF DIRECTORS

     The Board has standing Compensation and Audit Committees, but does not have a nominating committee. The Compensation Committee, which presently consists of Messrs. Cooper, Fischer, Geraldson and Bando, had two (2) meetings during the year ended December 31, 2000. The Compensation Committee approves all matters relating to the compensation of the Company's directors and officers, including salary rates, participation in any incentive bonus plans, fringe benefits, and other forms of compensation, and approves the grant of stock options under the Company's 1997 Stock Option Plan and 1993 Incentive Stock Option Plan.

     The Audit committee, which presently consists of Messrs. Geraldson, Bando, Cooper and Fischer, held one meeting in the year ended December 31, 2000. All of the members of the Audit Committee are independent (as independence is defined in the listing standards of the National Association of Securities Dealers,
Inc). The Audit Committee reviews with the Company's independent auditors the plan and scope of their audit, findings and conclusions of their auditing engagement, the Company's procedures for internal auditing, the adequacy of the Company's system of internal controls and the accounting principles and policies of the Company; evaluates the independence of the independent auditors and the quality of the professional services provided by the independent auditors and recommends to the Board the engagement, continuation or discharge of the independent auditors. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A.

     The Board held five (5) meetings in the year ended December 31, 2000. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which he served.

     Directors, who are not Company employees, were paid an annual retainer fee of $7,500 plus a $1,000 fee for each meeting of the Board or a committee attended. There were no directors who were employees of the Company in 2000. Effective February 22, 2001, George R. Schonath, President and Chief Executive Officer, was elected as a director.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock at February 28, 2001, by each person known by the Company to be the beneficial owner of more than five (5) percent of the outstanding Common Stock, by each director or nominee, by each executive officer named in the Summary Compensation Table set forth below, and by all directors and executive officers of the Company as a group. No executive officer or director of the Company beneficially owns any shares of Preferred Stock and, to the best knowledge of the Company, no person beneficially owns more than five (5) percent of the outstanding shares of Preferred Stock. Except as of otherwise indicated, the named individuals have sole power to vote and dispose of such shares.

                    Amount and Nature of Beneficial Ownership

                                             Amount and
             Name of                    Nature of Beneficial          Percent
      Beneficial Owner (1)                  Ownership (2)             Of Class
      --------------------                  -------------             --------

George R. Schonath                             208,048         (3)      5.6%
Salvatore L. Bando                             174,658         (4)      4.7%
Robert A. Cooper                               32,100          (5)       *
Peter A. Fischer                               31,422          (6)       *
David A. Geraldson                             93,950          (7)      2.5%
All executive officers and
directors as a group
(8 persons)                                    706,774         (8)     18.9%


         *      Less than one percent (1%).

(1) The address of each person identified in this table is W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160.
(2) Includes the following shares subject to stock options which were exercisable as of or within sixty (60) days of February 28, 2001: all directors and executive officers as a group, 7,700 shares. Options to purchase 203,445 shares are not included in the amounts listed in the table because they are held by

     Mr. Schonath's daughters' irrevocable trusts. Mr. Schonath disclaims any beneficial ownership of the options.

(3) Includes (a) 436 shares held by a daughter, (b) 186,375 shares held by the Schonath Family Partnership for which Mr. Schonath is Managing Partner and
     (c) 21,237 shares held by the Company's 401(k) profit sharing plan on behalf of Mr. Schonath. Does not include (a) 60,284 shares held in irrevocable trusts for the benefit of his daughters, (b) 203,445 shares subject to stock options that are held in irrevocable trusts for the benefit of his daughters and (c) 436 shares held directly by his oldest daughter.
(4) Includes (a) 59,818 shares held jointly with or by spouse (shared voting and dispositive power) and (b) 8,159 shares held by the Company's 401(k) profit sharing plan on behalf of this individual.
(5) Includes 1,100 shares held jointly with or by spouse (shared voting and dispositive power).
(6) Includes (a) 10,846 shares held jointly with or by spouse (shared voting and dispositive power) and (b) 11,472 shares held by a Keogh plan on behalf of this individual.
(7) Includes (a) 10,747 shares held jointly with or by spouse (shared voting and dispositive power) and (b) 66,058 shares owned by the Precision Gears, Inc. profit sharing plan for which Mr. Geraldson acts as co-trustee (shared voting and dispositive power).
(8) Assumes the exercise of all options which were currently exercisable as of or exercisable within 60 days of February 28, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock to file reports of ownership with the Securities and Exchange Commission and with the National Association of Securities Dealers, Inc. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Mr. David A. Geraldson and Mr. Robert A. Cooper each filed one late Form 4.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid for the last three years to the Company's President and Chief Executive Officer. There were no other executive officers of the Company whose aggregate salary and bonus exceeded $100,000 for the year ended December 31, 2000. The person named in the table below is sometimes referred to herein as the named executive officer.

                           Summary Compensation Table

                                          Annual Compensation              Long Term
                                                                             Compensation Awards
          (a)             (b)      (c)         (d)            (e)             (f)           (g)             (h)
                                                                                        Securities
                                                             Other        Restricted    Underlying          All
        Name and                  Salary                    Annual           Stock        Option/          Other
   Principal Position     Year     (1)        Bonus      Compensation       Awards         SARs         Compensation

George R. Schonath,       2000   $220,000    $ - - -        $ - - -         $ - - -        - - -         $68,680(2)
President and Chief       1999   $180,000    $112,000       $ - - -         $ - - -        - - -          $56,412
Executive Officer         1998   $165,000    $ - - -        $ - - -         $ - - -        - - -          $43,079

(1)  Includes amounts deferred under the Company's 401(k) plan.
(2) Consists of (a) $63,680 for the Company's contribution for supplemental retirement benefits and (b) $5,000 for the Company's contribution to the 401(k) profit sharing plan.


1993 Incentive Stock Option Plan

     The Company has in effect the Bando McGlocklin Capital Corporation 1993 Incentive Stock Option Plan (the "1993 Plan") pursuant to which there is outstanding options to purchase an aggregate of 11,000 shares held by a senior vice-president of the Company. No options were granted in 2000 under the 1993 Plan. As of December 31, 2000, there were 89,000 shares of Common Stock available for issuance under the 1993 Plan. The Compensation Committee does not intend to issue any additional options under the 1993 Plan. Mr. Schonath holds no options under this plan.

1997 Stock Option Plan

     The Company has in effect the 1997 Plan pursuant to which there are outstanding options to purchase an aggregate of 203,445 shares. The options were originally granted to George R. Schonath in 1997 and subsequently gifted by him to his daughters' irrevocable trusts. He holds no options under the 1997 Plan. No options were granted in 2000 under the 1997 Plan. As of December 31, 2000 there were 16,555 options available for issuance under the 1997 Plan.

Compensation Committee Interlocks and Insider Participation

     In May 2000, the Compensation Committee considered the compensation packages of Mr. George R. Schonath and Mr. Jon McGlocklin, currently a senior vice president of the Company. The Compensation Committee is composed of Robert
A. Cooper, David A. Geraldson, Salvatore L. Bando and Peter A. Fischer. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries except for Mr. Bando who was a former officer of the Company. Messrs. McGlocklin and Schonath do not participate in decisions regarding their respective compensation.

Compensation Committee Report

     The Compensation Committee of the Board is responsible for all aspects of the Company's compensation package offered to its executive officers, including the named executive officer. The Compensation Committee determines the compensation package (including the grant of stock options pursuant to the 1997
Plan) to be paid to each executive officer.

     Executive Compensation Policies. The Company's executive compensation program is intended to establish a relationship between compensation and the Company's business strategies as well as the Company's goal of maintaining and improving profitability and maximizing long-term shareholder value. The focus of compensation decisions is on the achievement of long-term performance objectives as opposed to the attainment of short-term, narrowly defined goals. The focus on long-term performance objectives is intended to avoid unwarranted adjustments in executive compensation based solely on short-term swings (either up or down) in the Company's markets.

     In recommending and establishing levels of executive compensation, it is the policy of the Compensation Committee to (a) offer competitive compensation packages in order to attract and retain key executive officers crucial to the Company's long-term success; (b) provide, on a limited basis, performance-based compensation opportunities (including equity-based awards) which allow executive officers to earn rewards for long-term strategic management and the enhancement of shareholder value; (c) establish a relationship between executive compensation and the Company's annual and long-term strategic goals; and (d) provide compensation programs which recognize and reward individual initiative and achievement.

     Executive Compensation Package. As reflected under the Summary Compensation Table, the Company's executive compensation package consists primarily of salary and to a limited extent, bonus awards and stock option grants, as well as benefits under the employee benefits plans offered by the Company.

     The Compensation Committee awarded a base salary to its Chief Executive Officer for the year ended December 31, 2000 of $220,000. No bonus was paid out to Mr. Schonath for the year ended December 31, 2000.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits deductibility for federal income tax purposes of compensation in excess of $1 million paid to the Chief Executive Officer and certain executive officers unless certain requirements are met. The Compensation Committee does not believe that in the foreseeable future the annual compensation of any executive officer will be subject to the limit.

                      Bando McGlocklin Capital Corporation
                         Compensation Committee Members

                               Salvatore L. Bando
                                Robert A. Cooper
                               David A. Geraldson
                                Peter A. Fischer

                             AUDIT COMMITTEE REPORT

     Pursuant to its written charter, the Audit Committee ("Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the Independent Auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee discussed with the Independent Auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services provided by the auditors to the Company with their independence.

     The Committee discussed with the Independent Auditors the overall scope and plans for their audit of the Company's consolidated financial statements. The Committee meets with the Independent Auditors, with and, as deemed advisable, without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board of Directors has accepted that recommendation) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have selected, subject to shareholder ratification, the Company's Independent Auditors.

                      Bando McGlocklin Capital Corporation
                                 Audit Committee

                               Salvatore L. Bando
                                Robert A. Cooper
                               David A. Geraldson
                                Peter A. Fischer

                             PERFORMANCE INFORMATION

     The following graph compares on a cumulative basis change since December 31, 1995 in (a) the total shareholder return on the Common Stock, (b) the total return of companies in the Nasdaq Stock Market Index ("Nasdaq U.S."), and (c) the total shareholder return of companies in the Nasdaq Stocks Miscellaneous Investing Index ("Nasdaq MI") consisting of a peer group of publicly-traded REITs. The total return information presented in the graph assumes the reinvestment of dividends. The graph assumes $100 was invested on December 31, 1995 in Common Stock, the Nasdaq U.S. and the Nasdaq MI.

                               [GRAPHIC OMITTED]



                           12/31/95      12/31/96     12/31/97     12/31/98      12/31/99     12/31/00
                              (1)
Bando McGlocklin
   Capital Corporation     $ 100.00      $  96.60     $ 116.86     $ 105.55      $ 113.51     $  95.43
Nasdaq U.S.                $ 100.00      $ 123.03     $ 150.68     $ 212.46      $ 394.82     $ 237.37
Nasdaq MI                  $ 100.00      $ 122.30     $ 158.00     $ 134.20      $ 153.70     $  95.50


(1) During the period from December 31, 1995 to December 31, 1996, the Company was registered under the Investment Company Act of 1940 as a closed-end investment company, but its shares of Common Stock were traded on the Nasdaq Stock Market. As of January 1, 1997, the Company became a reporting company under the Securities Exchange Act of 1934, as amended, and its shares of common stock are still traded on the Nasdaq Stock Market.

                           RELATED PARTY TRANSACTIONS

     The Company and InvestorsBancorp, Inc., a one-bank holding company, together with its wholly-owned subsidiary, InvestorsBank, share common offices and personnel. George R. Schonath is the President and Chief Executive Officer, a director and beneficial owner of 44% of the issued and outstanding common stock of InvestorsBancorp and is a director and President and Chief Executive Officer of InvestorsBank. In addition, Susan J. Hauke, Vice President Finance and Secretary of the Company, is Vice President Finance and Secretary of InvestorsBancorp and Vice President Finance and Treasurer of InvestorsBank, and Scott J. Russell, Senior Vice President of the Company, is a Senior Vice President of InvestorsBancorp and InvestorsBank. Jon McGlocklin, Senior Vice President of the Company, is a director of InvestorsBancorp and InvestorsBank. The Company and the Bank purchase loan participations from each other from time to time and, pursuant to a Management Services and Allocation of Expenses Agreement, by and between the Company and the Bank, the Bank performs certain loan servicing and administration services for the Company. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and loan participation and servicing relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank received an aggregate of $1,012,023 in loan servicing and administration fees from the Company in 2000, which management believes is comparable to what would have been charged by an unrelated third party. The Bank also leases space for its main offices from the Company. The annual rent payable by the Bank under the lease, including real estate taxes and furnishings, is approximately $113,000, which represents the Bank's pro rata share of the Company's occupancy expense. The Company believes the terms of the lease with the Bank are on substantially the same terms and conditions as could be obtained from unrelated third parties.

     The Company loaned $2,500,000 to InvestorsBancorp, Inc. pursuant to an unsecured subordinated loan maturing April 30, 2010. The loan pays annual interest of 11%. The Company believes the loan terms on this note are on substantially the same terms and conditions as could be obtained from unrelated third parties.

     George R. Schonath, the Company's President and Chief Executive Officer, owns 100% of the voting stock of Lee Middleton Original Dolls, Inc., representing 1% of the total equity. The Company owns 100% of the non-voting stock of Middleton Doll, representing 99% of the total equity of Middleton Doll



        Proposal No. 2 - Amendment of Articles of Incorporation to Change
                 Company's Name to "The Middleton Doll Company"

     At the meeting held on February 22, 2001, the Board of directors unanimously approved a proposal to amend Article I of the Articles of Incorporation of the Company to change its name to "The Middleton Doll Company," subject to shareholder approval. The Board determined that, with the growth of Lee Middleton Original Dolls, Inc., the Company's doll manufacturing subsidiary, the name change would more accurately reflect the current and future growth of the Company. A copy of the proposed amendment is attached hereto as Appendix B.

     The vote necessary to approve the amendment is governed by Section 180.0725(3) of the Wisconsin Business Corporation Law, which provides that a matter will be approved if a quorum is present and the number of votes cast in favor of the matter exceed the number of votes cast in opposition thereto. Accordingly, a shareholder will be deemed "present" at the Meeting by proxy because the shareholder has returned a proxy (even if the proxy card contains no instructions as to voting with respect to the ratification of the amendment to the Articles of Incorporation, abstains from voting thereon, or constitutes a broker non-vote with respect thereto). Assuming a quorum is present, abstentions and broker non-votes will not affect the vote required to approve the amendment to the Articles of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO "THE MIDDLETON DOLL COMPANY"

       Proposal No. 3- Ratification of Appointment of Independent Auditors

     The Board of Directors has appointed the firm of Virchow, Krause & Company, LLP as independent auditors to audit the books, records, and accounts of the Company and its subsidiaries for the year ending December 31, 2001, and proposes that the shareholders ratify such appointment. Virchow, Krause & Company, LLP acted as independent auditors for the year ended December 31, 2000. A representative of Virchow, Krause & Company, LLP is expected to attend the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

     On September 22, 2000, the Company dismissed BDO Seidman, LLP as the Company's independent public accountant. The reports of BDO Seidman, LLP on the financial statements of the Company for either of the two previous fiscal years did not contain any adverse opinion or any disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The dismissal of BDO Seidman, LLP was approved by the Company's audit committee and its Board of Directors. In connection with its audit for the two previous fiscal years and through September 22, 2000, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with the financial statements for such years in the Company's report on Form 8-K which reported the dismissal. On September 22, 2000, the independent accounting firm of Virchow, Krause & Company, LLP was engaged by the Company to audit its financial statements for the fiscal year ended December 31, 2000.

     The vote necessary to ratify the appointment of independent auditors is governed by Section 180.0725(3) of the Wisconsin Business Corporation Law, which provides that a matter will be approved if a quorum is present and the number of votes cast in favor of the matter exceed the number of votes cast in opposition thereto. Accordingly, a shareholder will be deemed "present" at the Meeting by proxy because the shareholder has returned a proxy (even if the proxy card contains no instructions as to voting with respect to the ratification of the appointment of independent auditors, abstains from voting thereon, or constitutes a broker non-vote with respect thereto). Assuming a quorum is present, abstentions and broker non-votes will not affect the vote required to ratify the appointment of Virchow, Krause & Company, LLP as independent auditors.

Audit Fees

     The aggregate fees billed by Virchow, Krause & Company, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the review of the financial statements included in the Company's Forms 10-Q were $69,850. In addition, the Company paid $10,000 to BDO Seidman, LLP for its services in reviewing the financial statements included in the Company's Forms 10-Q prior to the date Virchow, Krause & Company, LLP was appointed as Independent Auditors.

Financial Information Systems Design and Implementation Fees

     No fees were billed by Virchow, Krause & Company, LLP for professional services rendered in connection with financial systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees

     For the fiscal year ended December 31, 2000, there were no additional fees billed for services rendered by Virchow, Krause & Company, LLP, other than the services described above.

     The Audit Committee took into consideration whether the providing of services described above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" was compatible with maintaining the independence of Virchow, Krause & Company, LLP.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF VIRCHOW, KRAUSE & COMPANY, LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001.



                         Proposal No. 4 - Other Matters

     The matters in the foregoing Notice of Meeting and Proxy Statement are, as far as the Board of Directors knows, the only matters which will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the individuals named in the accompanying Proxies will vote on them, in accordance with their best judgment exercising the authority conferred thereby.

                                  MISCELLANEOUS

Shareholder Proposals


     Any proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Secretary of the Company at its principal executive offices at W239 N1700 Busse Road, Waukesha, Wisconsin 53188-1160, on or before December 10, 2001, to be considered for inclusion in the Company's Proxy Statement and proxy relating to such meeting. Additionally, if the Company receives notice of a shareholder proposal after February 23, 2002, the persons named in the proxies solicited by the Board of Directors for the 2002 Annual Meeting may exercise discretionary voting power with respect to such proposal.

Solicitation Expenses

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to be beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ George R. Schonath

                                           George R. Schonath
                                           President and Chief Executive Officer


Pewaukee, Wisconsin
April 9, 2001

                                                                      Appendix A

                      Bando McGlocklin Capital Corporation
                             Audit Committee Charter
                                  June 9, 2000

     The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Bando McGlocklin Capital Corporation ("the Company"), will have the oversight responsibility, authority and specific duties as described below. This Charter, however, is not intended to, and does not create any legal or fiduciary duties or responsibilities or form the basis for a breach of fiduciary duty or potential liability if not complied with.

COMPOSITION

     The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the National Association of Securities Dealers, Inc.
(NASD). The members of the Committee will be elected annually at the organizational meeting of the full Board held in May and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

     The Committee is a part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The committee will make regular reports to the Board concerning its activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

     Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

     The Committee is to meet at least once annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair.

ATTENDANCE

     Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants be present at Committee meetings.

                                                                      Appendix A

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

2. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls and management's responses with respect to recommendations for internal control improvements.

3. Review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

6. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q.

7. At the completion of the annual audit, review with management and the independent accountants the following:

     - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

     - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

     - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

                                                                      Appendix A

     - Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.


     If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

8. After preparation by management and review by independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

10. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as `material' or `serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

11. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

12. Meet with the Company's outside counsel, when appropriate, to discuss legal matters that may have a significant impact on the Company's financial statements.

13. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the NASD, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

14. Provide an open avenue of communication among the Company's independent accountants, financial and senior management and the board of directors.

                                                                      Appendix B


                            PROPOSED AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                      BANDO McGLOCKLIN CAPITAL CORPORATION

(Proposed additions are in bold type and proposed deletions have been indicated by overstriking.) (For EDGAR purposes only, additions are bracketed and deletions are between slashes.)


                                    ARTICLE I
                                      NAME

         The name of the corporation shall be /BANDO McGLOCKLIN CAPITAL CORPORATION/ [THE MIDDLETON DOLL COMPANY].

                                                                    COMMON STOCK


                      Bando McGlocklin Capital Corporation
                              W239 N1700 Busse Road
                         Waukesha, Wisconsin 53188-1160
           This Proxy is Solicited On Behalf of The Board of Directors

The undersigned hereby appoints George R. Schonath and Jon McGlocklin, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Bando McGlocklin Capital Corporation held of record by the undersigned on March 21, 2001, at the annual meeting of shareholders to be held on May 3, 2001, or at any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees and "FOR" Items 2 and 3.

|X|      PLEASE MARK VOTES AS IN THIS EXAMPLE.





         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

                   BANDO McGLOCKLIN CAPITAL CORPORATION 2001
               ANNUAL MEETING The Board of Directors recommends a
                       vote FOR the following proposals:


1.  ELECTION OF DIRECTORS:   [ ] FOR all nominees     [ ]  WITHHOLD AUTHORITY to
     1 - Peter A. Fischer        listed to the left        vote for all nominees
     2 - Salvatore L. Bando      (except as specified      listed to the left.
     3 - George R. Schonath      below).

                                              ----------------------------------
(Instructions:  To withhold authority to
vote for any indicated  nominee,  write   ->
the number(s) of the nominee(s) in the
box provided to the right.)                   ----------------------------------


2. To amend the Company's Articles of
   Incorporation to change the name      [ ] FOR   [ ] AGAINST     [ ] ABSTAIN
   to "The Middleton Doll Company".

3. To ratify or reject the selection of
   Virchow, Krause & Company, LLP as
   the independent certified public     [ ] FOR    [ ] AGAINST     [ ] ABSTAIN
   accountants to audit the financial
   statements of the Company for the
   year ending December 31, 2001.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                                     Date ______________        NO. OF SHARES


                                        --------------------------------------
Check appropriate box.
Indicate changes below:

  Address Change?   [ ]                 --------------------------------------
  Name change?      [ ]                 Signature(s) in Box
                                        Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give fill title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                 PREFERRED STOCK


                      Bando McGlocklin Capital Corporation
                              W239 N1700 Busse Road
                         Waukesha, Wisconsin 53188-1160
           This Proxy is Solicited On Behalf of The Board of Directors

The undersigned hereby appoints George R. Schonath and Jon McGlocklin, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Preferred Stock of Bando McGlocklin Capital Corporation held of record by the undersigned on March 21, 2001, at the annual meeting of shareholders to be held on May 3, 2001, or at any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees and "FOR" Items 2 and 3.

|X|      PLEASE MARK VOTES AS IN THIS EXAMPLE.





         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

                    BANDO McGLOCKLIN CAPITAL CORPORATION 2001
               ANNUAL MEETING The Board of Directors recommends a
                        vote FOR the following proposals:



1.   ELECTION OF DIRECTORS:
(i)  Directors elected by
     holders of Preferred      1-Peter A. Fischer
     Stock and Common Stock    3-George R. Schonath        2-Salvatore L. Bando
     voting together.


            [ ] FOR all nominees listed    [ ] WITHHOLD AUTHORITY to
                to the left (except as         vote for all nominees
                specified below)               listed to the left.


(ii) Directors elected
     by holders of Preferred
     Stock voting as a         3-Robert A. Cooper          4-David A. Geraldson
     separate class.

                                           -------------------------------------
(Instructions:  To withhold authority
to vote for any indicated nominee,      ->
write the number(s) of the nominee(s)
in the box provided to the right.)         -------------------------------------

2.  To amend the Company's Articles
    of Incorporation to change          [ ] FOR    [ ] AGAINST      [ ] ABSTAIN
    its name to "The Middleton
    Doll Company".

3.  To ratify or reject the selection
    of Virchow, Krause & Company, LLP
    as the independent certified        [ ] FOR    [ ] AGAINST      [ ] ABSTAIN
    public accountants to audit the
    financial statements of the Company
    for the year ending December 31, 2001.

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                                  Date __________________      NO. OF SHARES


                                        ----------------------------------------
Check appropriate box
Indicate changes below:

  Address Change?   [ ]
  Name change?      [ ]
                                        ----------------------------------------
                                        Signature(s) in Box
                                        Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give fill title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                   April 5, 2001

Dear Fellow Shareholder:

Enclosed you will find the Bando McGlocklin 2000 annual report on Form 10-K and the notice of meeting and proxy statement for our 2001 Annual Meeting of Shareholders. Both documents provide a review of company operations and activities for the year. In addition, I'd like to update you on several important items.

As the proxy statement indicates, your Board of Directors is recommending that shareholders approve amending the company's Articles of Incorporation to change the company name to The Middleton Doll Company. The Board determined that with the growth of Lee Middleton Original Dolls, Inc., our doll manufacturing subsidiary, the name change would more accurately reflect the current and future growth of the company.

Lee Middleton Original Dolls is a rapidly growing designer of high quality collectible and play dolls and is the largest manufacturer of baby dolls in the United States. The company's sales increased 20% in 2000, in a market that was estimated to be down about 12% according to industry sources. The increase in Lee Middleton sales reflects the introduction of new artist-designed collectible and baby dolls and our strategy to recruit new dealers and expand sales to large retailers such as FAO Schwarz.

In the first quarter of 2001, Lee Middleton presented its largest introduction of new dolls and marketing programs designed to further increase sales and develop new customers. In its new 2001 catalog, the company introduced the Artist Studio(TM) Collection brand name to define its limited-edition collectible dolls. The collection includes new packaging, certificates and a gold prestige seal to identify Lee Middleton's most elite product line. The Artist Studio Collection created industry firsts with the introduction of one-day and one-week limited edition collectible dolls which uniquely bare the date and time of production. The March 1 production of the one-day limited edition doll was a sellout in the first week. The one-week doll will be produced in the beginning of May. Other immediate sellouts include dolls representing China and India from a new Children of the World series and two Elegant Editions(TM), which extend the company into its highest price point and most highly fashioned Artist Studio Collection dolls.

Based on the success of the company-owned Newborn Nursery Adoption Center at its Belpre, Ohio, factory store, this concept is now being offered to 50 of Lee Middleton's best dealers. The adoption centers will display 20 baby dolls in a realistic nursery setting. Girls complete an "adoption" of their personal baby in a memorable event that concludes with a birth certificate and photo of the new "mommy" with her baby.

Last year's broad-based play doll success with the "Small Wonder(TM)" play baby has been expanded into a series with the addition of infant "Newborn Wonder(TM)" and toddler "Playtime Wonder(TM)". Introduced at the Toy Fair industry trade show in February, the new Wonder Series play baby collection has quickly become a hit with dealers and major retailers alike. The entire collection of Lee Middleton dolls is available for viewing on the company's Web site: www.leemiddleton.com.

In addition to the new dolls and marketing activities, significant progress was made in 2000 in developing the infrastructure to support Lee Middleton's future growth. This includes relocating its distribution facilities and headquarters to Westerville, Ohio, a suburb of Columbus. In addition, the company expanded its sales force to seek dealers outside its base in the eastern half of the United States.

We are excited about Lee Middleton's growth potential as the company's very special lifelike baby dolls continue to build momentum among both customers and retailers.

Bando McGlocklin Small Business Lending Corporation will continue to provide financial services to small business as a subsidiary of The Middleton Doll Company.

The Bando McGlocklin name has served us well since our founding in 1980. Our original business, financial services, continues to contribute to the overall performance of the company. Our evolution into consumer products through Lee Middleton Original Dolls provides additional growth opportunities and the potential to further enhance shareholder value over the long term. We believe it is appropriate that our primary focus is reflected in our new name. We appreciate your confidence and support as we move into a new era as The Middleton Doll Company.

Sincerely,


/s/ George R. Schonath

George R. Schonath
President and Chief Executive Officer